                               TABLE OF CONTENTS

Letter to Shareholders...........................  1
Economic Snapshot................................  2
Performance Results..............................  3
Glossary of Terms................................  4
Portfolio Management Review......................  5
Portfolio Highlights.............................  8
Portfolio of Investments.........................  9
Statement of Assets and Liabilities.............. 17
Statement of Operations.......................... 18
Statement of Changes in Net Assets............... 19
Financial Highlights............................. 20
Notes to Financial Statements.................... 22
Dividend Reinvestment Plan....................... 27

VKS SAR 6/99

                             LETTER TO SHAREHOLDERS

May 20, 1999

Dear Shareholder,
    With the volatility that we've experienced in many financial markets in recent months, some investors have sold securities because of uncertainty about where the markets were going, only to be left rethinking whether they made the right decision. We've witnessed this kind of market activity numerous times over the past several years, sparked by concerns such as the impact of the Asian economic crisis, high stock valuations, or, most recently, the stability of many high-flying technology companies. While these fears eventually subsided, investors who may have sold during this period were unable to reap the benefits of the latest rally. That's partly because most of the recent big gains happened in relatively short periods of time. This kind of volatility--and the danger of making short-term decisions--highlights the importance of investing for the long term, in accordance with your individual financial objectives.
    Although the worst of the Asian crisis appears to be behind us, new concerns are always emerging. In the coming months, we'll likely hear more about how the year 2000 computer problem may affect the markets or that we're overdue for a correction. While the markets could undoubtedly suffer as a result of these or any number of other events, we encourage you to focus on your long-term investment goals. Although nothing is certain, history has shown us that over time, the markets tend to recover--and most investors want to be positioned to take advantage of any recovery.
    If you have concerns about market volatility or questions about how your portfolio is structured to respond to these events, we encourage you to contact your financial advisor. Your advisor can talk with you about sustaining a long-term investment plan through a variety of market conditions. We hope that Van Kampen Funds will play an important role as you and your advisor build a portfolio designed to help you weather whatever the markets have in store.

Sincerely,


[SIG.]
Richard F. Powers III

Chairman
Van Kampen Investment Advisory Corp.

[SIG.]
Dennis J. McDonnell

President
Van Kampen Investment Advisory Corp.

                               ECONOMIC SNAPSHOT

    A surge in consumer confidence led to strong economic growth over the past six months, as fears about the impact of the Asian financial crisis subsided. In the fourth quarter, the nation's gross domestic product (GDP) rose at an astounding 6.0 percent annual rate and remained strong at 4.5 percent through the first quarter of 1999. This powerful level of growth is attributed to a continued increase in consumer spending, a strong housing market, and high retail sales--all the result of a more confident consumer given the positive employment environment. The economy began to show signs of slowing down early in 1999, however, as corporate profits and wage growth declined.

    Despite continued improvements in Asia and Latin America and the record economic growth in the United States, inflation remained at bay in late 1998 as commodity prices tumbled. Although rising oil prices pushed inflation up 3.3 percent on an annualized basis in the first four months of 1999, price increases remained moderate enough overall to keep inflation-adjusted interest rates attractive.

    Our outlook for the domestic economy remains positive, although we anticipate slower growth in the second half of the year. We look for a gradual but steady rise in inflation throughout 1999 to more normal but certainly not alarming levels. Internationally, low interest rates and improving financial conditions should continue to support the economic progress we've witnessed overseas.

                          INTEREST RATES AND INFLATION
                     April 30, 1997, through April 30, 1999

                                    [GRAPH]

                                                       INTEREST RATES                       INFLATION
                                                       --------------                       ---------
Apr 1997                                                   6.0000                             2.5000
                                                           5.6250                             2.2000
                                                           6.5000                             2.3000
Jul 1997                                                   6.0000                             2.2000
                                                           5.5000                             2.2000
                                                           6.2500                             2.2000
Oct 1997                                                   5.7500                             2.1000
                                                           5.6875                             1.8000
                                                           6.5000                             1.7000
Jan 1998                                                   5.5625                             1.6000
                                                           5.6250                             1.4000
                                                           6.1250                             1.4000
Apr 1998                                                   5.6250                             1.4000
                                                           5.6875                             1.7000
                                                           6.0000                             1.7000
Jul 1998                                                   5.5625                             1.7000
                                                           5.9375                             1.6000
                                                           5.7500                             1.5000
Oct 1998                                                   5.2500                             1.5000
                                                           4.8750                             1.5000
                                                           4.0000                             1.6000
Jan 1999                                                   4.8125                             1.7000
                                                           4.8750                             1.6000
                                                           5.1250                             1.7000
Apr 1999                                                   4.9375                             2.3000

    Interest rates are represented by the closing midline federal funds rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

            PERFORMANCE RESULTS FOR THE PERIOD ENDED APRIL 30, 1999

                  VAN KAMPEN STRATEGIC SECTOR MUNICIPAL TRUST
                           (NYSE TICKER SYMBOL--VKS)

COMMON SHARE TOTAL RETURNS

Six-month total return based on market price(1)...........    (3.78%)
Six-month total return based on NAV(2)....................     1.36%

DISTRIBUTION RATES

Distribution rate as a % of closing common stock
price(3)..................................................     5.72%
Taxable-equivalent distribution rate as a % of closing
common stock price(4).....................................     8.94%

SHARE VALUATIONS

Net asset value...........................................    $14.63
Closing common stock price................................  $13.6250
Six-month high common stock price (11/02/98)..............  $14.7500
Six-month low common stock price (01/25/99)...............  $13.3750
Preferred share (Series A) rate(5)........................    3.150%
Preferred share (Series B) rate(5)........................    3.150%

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax bracket.

(5) See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                               GLOSSARY OF TERMS

CALL FEATURE: Allows the issuer to buy back a bond on specific dates at set prices before maturity. These dates and prices are set when the bond is issued. To compensate the bondholder for the potential loss of income and ownership, a bond's call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

INSURED BOND: A bond that is insured against default by the bond insurer. If the issuer defaults, the insurance company will step in and take over payments of interest and principal when due. Once a bond is insured, it typically carries the rating of the insurer. Most insurers are rated AAA.

INVESTMENT-GRADE BONDS: Securities rated BBB and above by Standard & Poor's or
    Baa and above by Moody's Investors Service. Bonds rated below BBB or Baa are noninvestment grade.

MATURITY LENGTH: The time it takes for a bond to mature. A bond issued in 1998 and maturing in 2008 is a 10-year bond.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, in some states, from state and local income taxes.

PREMIUM BOND: A bond whose market price is above its face value (or "par value"). Because bonds usually mature at face value, a premium bond has less potential to appreciate in price than a par bond does.

REFUNDING: Retiring an outstanding bond issue at maturity using money from the sale of a new offering.

YIELD: The annual rate of return on an investment, expressed as a percentage.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                          PORTFOLIO MANAGEMENT REVIEW

                  VAN KAMPEN STRATEGIC SECTOR MUNICIPAL TRUST

We recently spoke with the management team of the Van Kampen Strategic Sector Municipal Trust about the key events and economic forces that shaped the markets during the reporting period. The team includes Timothy D. Haney, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following comments reflect their views on the Trust's performance during the six months ended April 30, 1999.

   Q HOW WOULD YOU DESCRIBE THE CONDITIONS IN THE MUNICIPAL MARKET DURING THE PAST SIX MONTHS?

   A Although most of the financial markets experienced volatility during the period, the municipal market remained relatively stable. For the majority of the six months, long-term municipal bond yields remained within a range of about 5.1 to 5.3 percent, even as the Federal Reserve cut interest rates. Much of the stability in the municipal market can be attributed to its isolation from turbulence abroad. Concerns about the financial conditions in Asia and Latin America hurt the stock and high-yield bond markets last fall, but had little effect on municipals.
    The positive economic and market conditions encouraged more municipalities to take advantage of low interest rates and issue new bonds. Although the amount of municipal debt increased, the credit quality of many issuers was not compromised--in fact, it improved as the positive economic environment led to stronger balance sheets. As a result, we saw more issuers using municipal bonds to finance special growth and expansion projects, as opposed to financing their regular operations.
    The proportion of higher-yielding municipal bonds also increased during the period as the number of insured bonds declined. Because bond insurers tightened their underwriting criteria, more issuers came to market without insurance and offered higher yields to compensate bondholders for the increased credit risk. This benefited the Trust because it allowed our experienced research staff to seek out those higher-yielding bonds that we felt had strong underlying quality.

   Q  WHY WERE MUNICIPAL BONDS SO ATTRACTIVE RELATIVE TO COMPARABLE TREASURY
      BONDS?

   A Toward the end of 1998, the yields on 30-year insured municipal bonds and comparable U.S. Treasury bonds reached equivalent levels, which is a rare occurrence. Typically, investment-grade municipal bonds have offered about
85 to 90 percent as much yield as comparable Treasury bonds because their interest payments are exempt from federal income taxes. However, as Treasury yields fell and municipal yields remained stable, the yield difference between the two types of bonds shrank. Early in 1999, investors recognized the tremendous opportunities available in the municipal market, and demand for municipals began to increase. In conjunction with a recent slowdown in supply, this boost in municipal demand pushed the municipal-to-Treasury yield ratio back to more traditional but still attractive levels.

   Q  WHAT STRATEGIES DID YOU USE TO MANAGE THE TRUST?

   A Our focus was on supporting the Trust's income stream while monitoring its risk level and price volatility. To do so, we sought to limit the Trust's exposure to bond calls, which can lower its income stream because we must invest the proceeds of called bonds into bonds paying current lower interest rates. During the reporting period, we purchased noncallable bonds, which cannot be paid off early by their issuers, even if interest rates decline. In addition, we began to replace some of our housing bonds. These bonds carry a risk that the mortgage holder will refinance the mortgage or pay it off early, especially during a low interest-rate environment like we are currently experiencing. As a result, housing bonds are more likely than many other issues to be called from the portfolio.
    By working closely with our experienced research analysts, we continued to look for securities that may be temporarily out of favor but that we feel have the potential to appreciate in price if market circumstances change. For example, we purchased 30-year bonds with 5 percent coupon rates--which tend to attract strong demand from individual investors--during a period where heavy supply kept prices attractive. A few months later, we sold them at a profit when the supply of municipal securities declined and demand for these issues increased. For additional portfolio highlights, please refer to page 8.
    In addition, our research team helped us find value in the health-care sector, which is under pressure as a result of the challenges imposed by managed care and changing Medicare reimbursement policies. The team sifted through the range of health-care offerings to help us find lower-rated bonds with attractive yields and strong underlying quality. For example, they recently uncovered a hospital issue that was out of favor because its credit rating had been downgraded. We felt that the market had overreacted to the lower (but still investment-grade) rating, and we bought the bonds at an attractive price.

   Q  HOW DID THE TRUST PERFORM DURING THE PERIOD?

   A During the past six months, the Trust generated a total return of -3.78 percent(1) based on market price. This reflects a decrease in market price from $14.5625 per share on October 31, 1998, to $13.6250 on April 30,
1999. In addition, the Trust provided a distribution rate of 5.72 percent(3) based on its closing common stock price on April 30, 1999. Because the Trust is exempt from federal income taxes, this distribution rate is equivalent to a yield of 8.94 percent(4) on a taxable investment for shareholders in the 36 percent federal income tax bracket. The Trust's monthly dividend of $.0650 per share was unchanged during the reporting period. Past performance does not guarantee future results. Please refer to the footnotes and chart on page 3 for additional Trust performance results.

   Q  WHAT DO YOU SEE AHEAD FOR THE MUNICIPAL MARKET?

   A Strong economic performance should continue to bolster the credit conditions of municipal issuers. In addition, we expect that this economic strength will continue to make municipalities more likely to issue debt for special projects rather than for general operating financing.
    Although insured debt has been increasing in recent years, we have started to see a reversal of this trend in the last few months, as municipal bond insurers have become more cautious. If this caution continues, credit spreads may widen as the proportion of higher-yielding uninsured bonds increases.
    Finally, we see the potential for changes in traditional economic activity toward the end of the year because of investor concerns about the year 2000 computer problem. These temporary concerns, however, may result in attractive investment opportunities that our research staff can explore to uncover potential value.

[SIG.]
Timothy D. Haney

Portfolio Manager

[SIG.]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments

                              PORTFOLIO HIGHLIGHTS

                  VAN KAMPEN STRATEGIC SECTOR MUNICIPAL TRUST

 TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

    AS OF APRIL 30, 1999
Health Care.................  26.0%
General Purpose.............  17.4%
Industrial Revenue..........   9.1%
Public Education............   9.1%
Retail
  Electric/Gas/Telephone....   8.6%

   AS OF OCTOBER 31, 1998
Health Care.................  25.0%
General Purpose.............  17.3%
Single-Family Housing.......   9.8%
Retail
  Electric/Gas/Telephone....   8.4%
Industrial Revenue..........   8.3%

PORTFOLIO COMPOSITION BY CREDIT QUALITY AS A PERCENTAGE OF LONG-TERM INVESTMENTS

AS OF APRIL 30, 1999
                                  [PIE CHART]

                              AAA/Aaa       AA/Aa        A/A         BBB/Baa      BB/Ba    Non-Rated
                              -------       -----        ---         -------      -----    ---------
As of April 30, 1999           65.8%        8.8%        5.3%          16.5%       1.2%      2.4%

AS OF OCTOBER 31, 1998
                                  [PIE CHART]

                              AAA/Aaa       AA/Aa        A/A        BBB/Baa       BB/Ba    Non-Rated
                              -------       -----        ---        -------       -----    ---------
As of October 31, 1998         56.3%        13.2%       5.8%         21.4%        1.2%      2.1%

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.

 DIVIDEND HISTORY

FOR THE PERIOD ENDED APRIL 30, 1999

                                  [BAR GRAPH]

                            Distribution Per Common Share
                            -----------------------------
 Nov 1998                              0.065
 Dec 1998                              0.065
 Jan 1999                              0.065
 Feb 1999                              0.065
 Mar 1999                              0.065
 Apr 1999                              0.065

The dividend history represents past performance of the Trust and does not predict the Trust's future distributions.

                            PORTFOLIO OF INVESTMENTS

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
          MUNICIPAL BONDS  102.5%
          ALABAMA  5.0%
$ 5,000   Alabama Wtr Pollutn Ctl Auth
          Revolving Fund Ln Ser A (AMBAC
          Insd)................................    5.000%     08/15/15    $  4,996,850
  8,000   Montgomery, AL BMC Spl Care Facs Fin
          Auth Rev Baptist Hlth Ser B (MBIA
          Insd)................................    5.000      11/15/29       7,702,960
                                                                          ------------
                                                                            12,699,810
                                                                          ------------
          CALIFORNIA  14.0%
  3,330   Anaheim, CA Ctfs Partn Anaheim Mem
          Hosp Assn Rfdg (AMBAC Insd)..........    5.000      05/15/13       3,368,328
  3,000   California Hlth Fac Fin Auth Rev
          Kaiser Permanente Med Cent...........    5.450      10/01/13       3,064,650
  6,420   California Pollutn Ctl Fin Auth
          Pollutn Ctl Rev Pacific Gas & Elec Co
          Ser B (MBIA Insd)....................    6.350      06/01/09       7,048,647
  1,110   California Rural Home Mtg Fin Auth
          Single Family Mtg Rev Ser C (GNMA
          Collateralized) (d)..................    7.800      02/01/28       1,274,413
 10,000   California Statewide Cmntys Dev Auth
          Rev Ctfs Partn Insd Children's Hosp
          Rfdg (MBIA Insd) (d).................    4.750      06/01/21       9,418,900
  2,000   Los Angeles Cnty, CA Pub Wks (FSA
          Insd)................................    5.500      10/01/18       2,160,940
  3,000   Orange Cnty, CA Recovery Ser A Rfdg
          (MBIA Insd)..........................    6.000      06/01/08       3,388,560
  2,000   Paramount, CA Redev Agy Tax Alloc
          Redev Proj Area No 1 Rfdg (MBIA Insd)
          (d)..................................    6.250      08/01/23       2,189,480
  1,865   Santa Clara Cnty, CA Fin Auth Lease
          Rev Multi Facs Projs Ser B (AMBAC
          Insd) (c)............................    5.500      05/15/08       1,996,762
  1,000   Santa Clara Cnty, CA Fin Auth Lease
          Rev Multi Facs Projs Ser B (AMBAC
          Insd) (c)............................    5.500      05/15/09       1,071,530
  1,330   Temple City, CA Unified Sch Dist Cap
          Apprec Ser A (FGIC Insd).............     *         08/01/16         563,029
                                                                          ------------
                                                                            35,545,239
                                                                          ------------
          COLORADO  4.3%
  1,000   Arapahoe Cnty, CO Cap Impt Trust Fund
          Hwy Rev E-470 Proj Ser B (Prerefunded
          @ 08/31/05)..........................    7.000      08/31/26       1,190,590
  1,875   Colorado Hsg Fin Auth Multi-Family
          Hsg Insd Mtg Ser A...................    6.800      10/01/37       2,033,738

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
          COLORADO (CONTINUED)
$ 1,500   Colorado Hsg Fin Auth Single Family
          Pgm Sr Ser C1........................    7.550%     11/01/27    $  1,700,940
  2,010   Colorado Hsg Fin Auth Single Family
          Pgm Sr Ser F (d).....................    8.625      06/01/25       2,152,187
  3,415   Denver, CO City & Cnty Arpt Rev Ser
          B....................................    6.900      11/15/00       3,564,748
  1,000   E-470 Pub Hwy Auth CO Rev Cap Apprec
          Sr Ser B Rfdg (MBIA Insd)............     *         09/01/22         297,920
                                                                          ------------
                                                                            10,940,123
                                                                          ------------
          CONNECTICUT  1.9%
  1,500   Connecticut St Hlth & Edl Facs Auth
          Rev Quinnipiac College Ser E (FSA
          Insd)................................    4.750      07/01/28       1,413,060
  1,500   Mashantucket Western Pequot Tribe CT
          Spl Rev Ser A, 144A - Private
          Placement (b)........................    6.400      09/01/11       1,649,370
  1,500   Mashantucket Western Pequot Tribe CT
          Spl Rev Ser A, 144A - Private
          Placement (Prerefunded @ 09/01/07)
          (b)..................................    6.400      09/01/11       1,745,760
                                                                          ------------
                                                                             4,808,190
                                                                          ------------
          GEORGIA  3.1%
  3,000   Atlanta, GA Spl Purp Fac Rev Delta
          Airls Ser B..........................    7.900      12/01/18       3,120,210
  1,000   Carroll Cnty, GA Wtr Auth Wtr & Swr
          Rev Rfdg (AMBAC Insd)................    4.750      07/01/22         950,720
  1,425   Georgia Muni Elec Auth Pwr Rev Ser A
          Rfdg (FGIC Insd).....................    5.500      01/01/12       1,540,596
  2,000   Georgia Muni Elec Auth Pwr Rev Ser Z
          Rfdg (FGIC Insd).....................    5.500      01/01/12       2,162,240
                                                                          ------------
                                                                             7,773,766
                                                                          ------------
          ILLINOIS  5.5%
  2,060   Alton, IL Hosp Fac Rev Saint
          Anthony's Hlth Cent Rfdg.............    5.875      09/01/06       2,155,234
  2,500   Chicago, IL Brd Edl Ser 1999A Chicago
          Sch Reform Brd Ser A Rfdg (FGIC
          Insd)................................    5.250      12/01/23       2,575,200
  2,000   Chicago, IL Brd Edl Ser 1999A Chicago
          Sch Reform Brd Ser A Rfgd (FGIC
          Insd)................................    5.500      12/01/26       2,131,540

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
          ILLINOIS (CONTINUED)
$ 4,500   Chicago, IL O'Hare Intl Arpt Spl Fac
          Rev American Airls Inc Proj Ser A
          (d)..................................    7.875%     11/01/25    $  4,815,090
  1,635   Cook Cnty, IL Sch Dist 100 Berwyn
          South Rfdg (FSA Insd)................    8.100      12/01/15       2,245,983
                                                                          ------------
                                                                            13,923,047
                                                                          ------------
          INDIANA  3.5%
  2,000   Fort Wayne, IN Hosp Auth Hosp Rev
          Parkview Hlth Sys Inc Proj Rfdg (MBIA
          Insd)................................    4.750      11/15/28       1,826,940
  3,000   Kokomo, IN Hosp Auth Hosp Rev Saint
          Joseph Hosp & Hlth Cent Rfdg.........    6.000      08/15/02       3,150,780
  2,000   Kokomo, IN Hosp Auth Hosp Rev Saint
          Joseph Hosp & Hlth Cent Rfdg.........    6.250      08/15/05       2,188,980
    990   La Porte Cnty, IN Hosp Auth Hosp Fac
          Rev La Porte Hosp Inc Rfdg...........    5.900      03/01/01       1,021,680
    540   La Porte Cnty, IN Hosp Auth Hosp Fac
          Rev La Porte Hosp Inc Rfdg...........    6.000      03/01/02         567,070
                                                                          ------------
                                                                             8,755,450
                                                                          ------------
          IOWA  2.1%
  5,000   Muscatine, IA Elec Rev Rfdg (AMBAC
          Insd) (d)............................    6.125      01/01/12       5,347,550
                                                                          ------------
          KANSAS  2.1%
  5,000   Burlington, KS Pollutn Ctl Rev KS Gas
          & Elec Co Proj Rfdg (MBIA Insd)
          (d)..................................    7.000      06/01/31       5,392,750
                                                                          ------------
          LOUISIANA  0.5%
  1,250   Saint Charles Parish, LA Pollutn Ctl
          Rev LA Pwr & Lt Co Proj (FSA Insd)...    7.500      06/01/21       1,357,950
                                                                          ------------
          MARYLAND  5.5%
  1,275   Baltimore, MD Ctfs Partn Brd of Edl
          Admin Proj Ser A Rfdg (MBIA Insd)
          (c)..................................    5.000      04/01/15       1,262,645
  6,325   Maryland St Hlth & Higher Edl Fac
          Auth Rev Greater Baltimore Med Cent
          Rfdg (FGIC Insd).....................    5.000      07/01/13       6,365,923
  6,270   Maryland St Hlth & Higher Edl Fac
          Auth Rev Subn Hosp Rfdg (AMBAC
          Insd)................................    5.000      07/01/13       6,327,559
                                                                          ------------
                                                                            13,956,127
                                                                          ------------

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
          MASSACHUSETTS  2.3%
$ 1,775   Massachusetts Muni Whsl Elec Co Pwr
          Supply Sys Rev Ser B Rfdg............    6.750%     07/01/05    $  1,919,680
  1,705   Massachusetts St Hlth & Edl Fac Auth
          Rev Vly Regl Hlth Sys Ser C Rfdg
          (Connie Lee Insd)....................    7.000      07/01/09       2,033,486
  2,000   Massachusetts St Wtr Res Auth Genl
          Ser A (FSA Insd).....................    4.750      08/01/27       1,868,760
                                                                          ------------
                                                                             5,821,926
                                                                          ------------
          MICHIGAN  3.7%
  2,745   Michigan Muni Bond Auth Rev St
          Revolving Fund.......................    5.400      10/01/14       2,878,983
  1,000   Michigan St Hosp Fin Auth Rev Detroit
          Med Cent Oblig Ser A.................    5.250      08/15/28         907,220
  1,000   Michigan St Hosp Fin Auth Rev Hosp
          Genesys Regl Med Rfdg (ACA Insd).....    5.500      10/01/18       1,005,860
  1,000   Michigan St Hosp Fin Auth Rev Hosp
          Genesys Regl Med Rfdg (ACA Insd).....    5.500      10/01/27       1,002,700
  3,500   Michigan St Strat Fd Ltd Oblig Rev
          Detroit Edison Co Ser A Rfdg (MBIA
          Insd) (c)............................    5.550      09/01/29       3,551,870
                                                                          ------------
                                                                             9,346,633
                                                                          ------------
          MINNESOTA  0.5%
  1,295   Eden Prairie, MN Multi-Family Hsg Rev
          Edendale Apts Ser A Rfdg (GNMA
          Collateralized)......................    5.550      12/01/24       1,337,865
                                                                          ------------
          MISSISSIPPI  1.8%
  1,990   Mississippi Home Corp Single Family
          Rev Mtg Ser C (GNMA
          Collateralized)......................    7.600      06/01/29       2,258,650
    985   Mississippi Home Corp Single Family
          Rev Mtg Ser D (GNMA
          Collateralized)......................    8.100      12/01/24       1,101,457
    990   Mississippi Home Corp Single Family
          Rev Mtg Ser F (GNMA
          Collateralized)......................    7.550      12/01/27       1,126,590
                                                                          ------------
                                                                             4,486,697
                                                                          ------------
          MISSOURI  1.1%
    250   Missouri St Hlth & Edl Fac Auth Hlth
          Fac Rev..............................    6.250      02/15/11         262,730
    515   Missouri St Hlth & Edl Fac Auth Hlth
          Fac Rev (Prerefunded @ 02/15/06).....    6.250      02/15/11         583,078

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
          MISSOURI (CONTINUED)
$ 1,000   Missouri St Hlth & Edl Fac Auth Rev
          BJC Hlth Sys.........................    5.000%     05/15/28    $    957,900
    845   Missouri St Hsg Dev Comm Mtg Rev
          Single Family Ln Ser A (GNMA
          Collateralized)......................    7.200      09/01/26         953,016
                                                                          ------------
                                                                             2,756,724
                                                                          ------------
          NEVADA  0.9%
  2,055   Nevada Hsg Division Single Family Pgm
          Ser E (FHA Gtd)......................    6.900      10/01/11       2,196,035
                                                                          ------------
          NEW JERSEY  2.5%
  2,000   New Jersey Econ Dev Auth Dist Heating
          & Cooling Rev Trigen Trenton Ser A...    6.200      12/01/10       2,100,560
  2,500   New Jersey Econ Dev Auth Wtr Facs Rev
          NJ American Wtr Co Inc Proj Ser A
          (FGIC Insd)..........................    6.875      11/01/34       2,832,925
  1,275   New Jersey Hlth Care Fac Fin Auth Rev
          Saint Barnabas Hlth Ser C Rfdg (MBIA
          Insd) (c)............................    5.250      07/01/18       1,259,764
                                                                          ------------
                                                                             6,193,249
                                                                          ------------
          NEW YORK  11.6%
  2,520   New York City Ser B (Prerefunded @
          08/15/04)............................    7.250      08/15/19       2,941,117
  5,000   New York City Ser B1 (Prerefunded @
          08/15/04)............................    7.000      08/15/16       5,781,500
      5   New York City Ser C..................    7.250      08/15/24           5,359
  5,960   New York City Ser C (Prerefunded @
          08/15/01)............................    7.250      08/15/24       6,440,138
  2,000   New York City Ser G..................    5.750      02/01/14       2,130,700
  4,355   New York St Dorm Auth Rev Court Fac
          Lease Ser A..........................    5.500      05/15/10       4,522,406
  1,155   New York St Dorm Auth Rev Secured
          Hosp Wyckoff Hts Ser H Rfdg..........    5.200      02/15/14       1,168,514
    595   New York St Med Care Fac Fin Agy Rev
          Mental Hlth Svcs Fac Impt Ser B......    7.625      08/15/17         651,138

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
          NEW YORK (CONTINUED)
$ 1,285   New York St Med Care Fac Fin Agy Rev
          Mental Hlth Svcs Fac Impt Ser B
          (Prerefunded @ 08/15/01).............    7.625%     08/15/17    $  1,420,323
  4,350   Triborough Brdg & Tunl Auth NY Rev
          Genl Purp Ser A Rfdg.................    5.000      01/01/12       4,388,150
                                                                          ------------
                                                                            29,449,345
                                                                          ------------
          NORTH CAROLINA  0.3%
  2,500   University of NC Chapel Hill Rev Util
          Sys Rfdg.............................     *         08/01/20         851,950
                                                                          ------------
          OHIO  4.6%
  1,000   Akron, OH Ctfs Partn Akron Muni
          Baseball Stadium Proj (a)............  0/6.500      12/01/07         983,490
  1,000   Cleveland, OH Arpt Spl Rev
          Continental Airls Inc Rfdg (c).......    5.700      12/01/19         984,270
  1,000   Delaware Cnty, OH Hlthcare Fac Rev
          Mtg Centrum at Willow Brook (FHA Gtd)
          (d)..................................    6.550      02/01/35       1,099,490
  2,045   Marion Cnty, OH Hosp Impt Rev Cmnty
          Hosp Rfdg............................    6.000      05/15/05       2,215,880
  1,000   Miami Cnty, OH Hosp Fac Rev Upper Vly
          Med Cent Ser C Rfdg & Impt...........    6.000      05/15/06       1,057,740
  1,300   Montgomery Cnty, OH Hosp Rev
          Grandview Hosp & Med Cent Rfdg.......    5.500      12/01/10       1,243,073
  2,970   Ohio Hsg Fin Agy Mtg Rev (GNMA
          Collateralized)......................    6.050      09/01/17       3,167,208
    885   Toledo, OH Multi-Family Hsg Impt
          Commodore Perry (FGIC Insd)..........    5.400      12/01/23         897,142
                                                                          ------------
                                                                            11,648,293
                                                                          ------------
          OKLAHOMA  1.1%
  2,750   Shawnee, OK Hosp Auth Hosp Rev
          Mid-America Hlthcare Inc Rfdg........    6.125      10/01/14       2,849,275
                                                                          ------------
          PENNSYLVANIA  11.1%
  1,000   Allegheny Cnty, PA Indl Dev Auth Rev
          Environmental Impt USX Corp Proj
          Rfdg.................................    6.100      07/15/20       1,052,950
  3,000   Delaware Cnty, PA Auth Hlth Care Rev
          Mercy Hlth Corp Southeastn Ser B
          (Prerefunded @ 11/15/05).............    6.000      11/15/07       3,309,750

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
          PENNSYLVANIA (CONTINUED)
$ 2,000   Pennsylvania Intergovt Coop Auth Spl
          Tax Rev City of Philadelphia Fdg Pgm
          (FGIC Insd)..........................    5.250%     06/15/12    $  2,085,240
  6,000   Pennsylvania Intergovtl Coop Auth Spl
          Tax Rev City of Philadelphia Fdg Pgm
          (Prerefunded @ 06/15/03) (FGIC
          Insd)................................    5.350      06/15/07       6,362,280
 10,000   Pennsylvania St Ctfs Partn Ser A Rfdg
          (AMBAC Insd) (d).....................    5.400      07/01/09      10,427,500
  4,325   Philadelphia, PA Hosp & Higher Edl
          Auth Fac Hosp Rev Rfdg...............    6.350      07/01/07       4,929,029
                                                                          ------------
                                                                            28,166,749
                                                                          ------------
          TENNESSEE  1.0%
  2,485   Shelby Cnty, TN Hlth Edl & Hsg Fac
          Brd Rev Edl Fac Christian Brother
          Rfdg.................................    5.750      09/01/16       2,460,597
                                                                          ------------
          TEXAS  6.4%
  3,000   Brazos River Auth TX Rev Houston Inds
          Inc Proj Ser D Rfdg (MBIA Insd)......    4.900      10/01/15       3,035,400
  3,000   Harris Cnty, TX Toll Rd Sr Lien Rfdg
          (AMBAC Insd).........................    4.950      08/15/06       3,146,610
  2,000   Houston, TX Arpt Sys Rev Spl Fac
          Continental Airls Ser B..............    6.125      07/15/17       2,056,220
  2,000   Lower Colorado River Auth TX Rev
          Junior Lien Seventh Supply Ser (FSA
          Insd)................................    4.750      01/01/28       1,870,740
  1,000   Matagorda Cnty, TX Navigation Dist 1
          Houston Ltg Pwr Co (AMBAC Insd)......    5.125      11/01/28         988,000
  2,490   San Antonio, TX Arpt Sys Rev Rfdg
          (AMBAC Insd).........................    7.375      07/01/13       2,850,253
  1,610   Texas Hsg Agy Residential Dev Rev Mtg
          Ser D (GNMA Collateralized)..........    8.400      01/01/21       1,647,400
  2,090   Wylie, TX Indpt Sch Dist Cap Apprec
          Rfdg (PSF Gtd).......................     *         08/15/20         666,564
                                                                          ------------
                                                                            16,261,187
                                                                          ------------

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
          UTAH  3.0%
$ 3,000   Intermountain Pwr Agy UT Pwr Supply
          Rev Ser B Rfdg (MBIA Insd)...........    5.750%     07/01/19    $  3,208,290
  3,000   Salt Lake City, UT Arpt Rev Delta
          Airls Inc Proj.......................    7.900      06/01/17       3,068,100
  1,180   Utah St Hsg Fin Agy Single Family Mtg
          Sr Ser D2 (FHA Gtd)..................    6.850      07/01/25       1,245,856
                                                                          ------------
                                                                             7,522,246
                                                                          ------------
          WASHINGTON  2.7%
  1,000   Grant Cnty, WA Pub Util Dist No 2
          Wanapum Hydro Elec Rev Ser B Rfdg
          (MBIA Insd) (c)......................    5.375      01/01/18         988,180
  2,030   Washington St Pub Pwr Supply Sys
          Nuclear Proj No 3 Rev Ser C Rfdg
          (MBIA Insd)..........................     *         07/01/13       1,011,102
  3,380   Washington St Pub Pwr Supply Sys
          Nuclear Proj No 3 Rev Ser C Rfdg
          (MBIA Insd)..........................     *         07/01/15       1,501,903
  3,000   Washington St Ser B..................    5.500      05/01/18       3,226,740
                                                                          ------------
                                                                             6,727,925
                                                                          ------------
          WISCONSIN  0.4%
  1,000   Wisconsin St Hlth & Edl Facs Auth Rev
          Marquette Univ (MBIA Insd)...........    4.750      06/01/28         926,510
                                                                          ------------
TOTAL INVESTMENTS  102.5%
  (Cost $237,377,564).................................................     259,503,208
LIABILITIES IN EXCESS OF OTHER ASSETS  (2.5%).........................      (6,363,476)
                                                                          ------------
NET ASSETS  100.0%....................................................    $253,139,732
                                                                          ============

 * Zero coupon bond

(a) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

(c) Securities purchased on a when issued or delayed delivery basis.

(d) Assets segregated as collateral for when issued or delayed delivery purchase commitments and open option transactions.

ACA--American Capital Access Insurance Company
AMBAC--AMBAC Indemnity Corporation
Connie Lee--Connie Lee Insurance Company
FGIC--Financial Guaranty Insurance Company
FSA--Financial Security Assurance, Inc.
MBIA--Municipal Bond Investors Assurance Corp.
PSF--Permanent School Fund Guaranty




                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $237,377,564).......................    $259,503,208
Receivables:
  Interest..................................................       4,474,984
  Investments Sold..........................................       1,514,352
                                                                ------------
      Total Assets..........................................     265,492,544
                                                                ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      10,990,933
  Custodian Bank............................................         807,268
  Income Distributions--Common and Preferred Shares.........         168,686
  Investment Advisory Fee...................................         135,479
  Administrative Fee........................................          31,264
  Affiliates................................................          27,955
Trustees' Deferred Compensation and Retirement Plans........          98,121
Accrued Expenses............................................          83,731
Options at Market Value (Net premiums received of
  $49,190)..................................................           9,375
                                                                ------------
      Total Liabilities.....................................      12,352,812
                                                                ------------
NET ASSETS..................................................    $253,139,732
                                                                ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 3,800 issued with liquidation preference of
  $25,000 per share)........................................    $ 95,000,000
                                                                ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 10,806,700 shares issued and
  outstanding)..............................................         108,067
Paid in Surplus.............................................     149,167,283
Net Unrealized Appreciation.................................      22,165,459
Accumulated Undistributed Net Investment Income.............         771,515
Accumulated Net Realized Loss...............................     (14,072,592)
                                                                ------------
      Net Assets Applicable to Common Shares................     158,139,732
                                                                ------------
NET ASSETS..................................................    $253,139,732
                                                                ============
NET ASSET VALUE PER COMMON SHARE ($158,139,732 divided
  by 10,806,700 shares outstanding).........................    $      14.63
                                                                ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

              For the Six Months Ended April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------


INVESTMENT INCOME:
Interest....................................................    $ 7,031,992
                                                                -----------
EXPENSES:
Investment Advisory Fee.....................................        819,440
Administrative Fee..........................................        189,101
Preferred Share Maintenance.................................        128,070
Trustees' Fees and Related Expenses.........................         14,389
Custody.....................................................         10,092
Legal.......................................................          6,437
Other.......................................................        112,286
                                                                -----------
    Total Expenses..........................................      1,279,815
                                                                -----------
NET INVESTMENT INCOME.......................................    $ 5,752,177
                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................    $   529,767
  Options...................................................         61,690
                                                                -----------
Net Realized Gain...........................................        591,457
                                                                -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     24,815,534
                                                                -----------
  End of the Period:
    Investments.............................................     22,125,644
    Options.................................................         39,815
                                                                -----------
                                                                 22,165,459
                                                                -----------
Net Unrealized Depreciation During the Period...............     (2,650,075)
                                                                -----------
NET REALIZED AND UNREALIZED LOSS............................    $(2,058,618)
                                                                ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $ 3,693,559
                                                                ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                  For the Six Months Ended April 30, 1999 and
                  the Year Ended October 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                   Six Months Ended      Year Ended
                                                    April 30, 1999    October 31, 1998
--------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.............................   $  5,752,177       $ 11,799,953
Net Realized Gain.................................        591,457            861,705
Net Unrealized Appreciation/Depreciation During
  the Period......................................     (2,650,075)         4,184,127
                                                     ------------       ------------
Change in Net Assets from Operations..............      3,693,559         16,845,785
                                                     ------------       ------------
Distributions from Net Investment Income:
  Common Shares...................................     (4,214,250)        (8,428,547)
  Preferred Shares................................     (1,503,383)        (3,351,758)
                                                     ------------       ------------
Total Distributions...............................     (5,717,633)       (11,780,305)
                                                     ------------       ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES......................................     (2,024,074)         5,065,480
NET ASSETS:
Beginning of the Period...........................    255,163,806        250,098,326
                                                     ------------       ------------
End of the Period (Including accumulated
  undistributed net investment income of $771,515
  and $736,971, respectively).....................   $253,139,732       $255,163,806
                                                     ============       ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------


                                  Six Months Ended  -----------------------
                                   April 30, 1999     1998           1997
---------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period (a)......................  $ 14.821        $ 14.352        $13.669
                                    --------        --------        -------
  Net Investment Income...........      .532           1.092          1.096
  Net Realized and Unrealized
    Gain/Loss.....................     (.191)           .467           .675
                                    --------        --------        -------
Total from Investment
  Operations......................      .341           1.559          1.771
                                    --------        --------        -------
Less:
  Distributions from Net
    Investment Income:
    Paid to Common Shareholders...      .390            .780           .780
    Common Share Equivalent of
      Distributions Paid to
      Preferred Shareholders......      .139            .310           .308
  Distributions from Net Realized
    Gain:
    Paid to Common Shareholders...       -0-             -0-            -0-
    Common Share Equivalent of
      Distributions Paid to
      Preferred Shareholders......       -0-             -0-            -0-
                                    --------        --------        -------
Total Distributions...............      .529           1.090          1.088
                                    --------        --------        -------
Net Asset Value, End of the
  Period..........................  $ 14.633        $ 14.821        $14.352
                                    ========        ========        =======
Market Price Per Share at End of
  the Period......................  $ 13.625        $14.5625        $12.750
Total Investment Return at Market
  Price (b).......................    (3.78%)*        20.97%         15.55%
Total Return at Net Asset
  Value (c).......................     1.36%*          8.91%         11.01%
Net Assets at End of the Period
  (In millions)...................  $  253.1        $  255.2        $ 250.1
Ratio of Expenses to Average Net
  Assets Applicable to Common
  Shares**........................     1.62%           1.62%          1.65%
Ratio of Net Investment Income to
  Average Net Assets Applicable to
  Common Shares (d)...............     5.38%           5.35%          5.67%
Portfolio Turnover................       17%*            18%            23%
*  Non-Annualized
** Ratio of Expenses to Average
   Net Assets including Preferred
   Shares.........................     1.02%           1.01%          1.01%

(a) Net Asset Value at January 22, 1993, is adjusted for common and preferred share offering costs of $.217 per common share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net Investment Income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

--------------------------------------------------------------------------------

                                       January 22, 1993
                                        (Commencement
                                        of Investment
                                       Operations) to
Year Ended October 31,                 October 31, 1993
-------------------------------------------------------
       1996      1995      1994        October 31, 1993
-------------------------------------------------------
      $13.722   $12.284   $15.253          $13.808
      -------   -------   -------          -------
        1.116     1.147     1.181             .803
        (.065)    1.507    (2.927)           1.329
      -------   -------   -------          -------
        1.051     2.654    (1.746)           2.132
      -------   -------   -------          -------
         .790      .874      .938             .547
         .314      .342      .244             .140
          -0-       -0-      .034              -0-
          -0-       -0-      .007              -0-
      -------   -------   -------          -------
        1.104     1.216     1.223             .687
      -------   -------   -------          -------
      $13.669   $13.722   $12.284          $15.253
      =======   =======   =======          =======
      $11.750   $11.875   $10.750          $14.625
        5.69%    18.79%   (20.83%)           8.26%*
        5.58%    19.39%   (13.59%)          12.82%*
      $ 242.7   $ 243.3   $ 227.7          $ 259.8
        1.67%     1.77%     1.61%            1.49%
        5.91%     6.14%     6.76%            5.97%
          24%       75%      165%             114%*
        1.01%     1.06%      .99%            1.02%

                 SEE NOTES TO FINANCIAL STATEMENTS

                         NOTES TO FINANCIAL STATEMENTS

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Strategic Sector Municipal Trust (the "Trust") is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of municipal obligations from those market sectors which the Adviser feels will best meet the Trust's investment objective. The Trust commenced investment operations on January 22, 1993.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

D. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1998, the Trust had an accumulated capital loss carryforward for tax purposes of $14,641,421 which will expire between October 31, 2002 and October 31, 2004. Net realized gains or losses differ for financial and tax reporting purposes as a result of gains or losses recognized for tax purposes on open option positions at October 31, 1998.

    At April 30, 1999, for federal income tax purposes the cost of long-term investments is $237,377,564, the aggregate gross unrealized appreciation is $22,426,249 and the aggregate gross unrealized depreciation is $300,605, resulting in net unrealized appreciation on long-term investments of $22,125,644.

E. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Funds Inc. or its affiliates' (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .15% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the six months ended April 30, 1999, the Trust recognized expenses of approximately $2,400, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust of which a trustee of the Trust is an affiliated person.

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

    For the six months ended April 30, 1999, the Trust recognized expenses of approximately $52,400 representing Van Kampen's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $49,395,326 and $44,373,787, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising an option contract or taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

    Summarized below are the specific types of derivative financial instruments used by the Trust.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Trust to manage the portfolio's effective maturity and duration.

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

    Transactions in options for the six months ended April 30, 1999, were as follows:

                                                   CONTRACTS   PREMIUM
-----------------------------------------------------------------------
Outstanding at October 31, 1998..................     100      $ 61,690
  Options Written and Purchased (Net)............     100        49,190
  Options Expired (Net)..........................    (100)      (61,690)
                                                     ----      --------
Outstanding at April 30, 1999....................     100      $ 49,190
                                                     ====      ========

    The related futures contracts of the outstanding option transactions as of April 30, 1999, and the description and market value is as follows:

                                                                    MARKET
                                               EXPIRATION MONTH/   VALUE OF
                                   CONTRACTS    EXERCISE PRICE     OPTIONS
---------------------------------------------------------------------------
Municipal Bond Index
  June 1999--Written Calls
  (Current notional value of
  $123,188 per contract)..........    100          June/128        $(9,375)
                                      ===                          =======

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration. Upon entering into futures contracts, the Trust maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).
    There were no transactions in futures contracts during the six months ended April 30, 1999.

5. PREFERRED SHARES

Effective with the close of business on April 23, 1999, the liquidation preference on the Trust's preferred shares decreased from $50,000 to $25,000 per share. This decrease was effected by means of a 2 for 1 stock split that doubled the Trust's number of outstanding preferred shares. The total liquidation value for the Trust was unchanged. As of April 30, 1999, the Trust has outstanding 3,800 Auction Preferred Shares ("APS") in

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

two series. Series A contains 2,000 shares while Series B contains 1,800 shares. Dividends are cumulative and the dividend rate for both Series is currently reset every 28 days through an auction process. At April 30, 1999, the average rate in effect was 3.150%. During the six months ended April 30, 1999, the rates ranged from 2.970% to 3.600%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a Dividend Reinvestment Plan (the "Plan") pursuant to which Common Shareholders who are participants in the Plan may have dividends and capital gains distributions automatically reinvested in Common Shares of the Trust. All Common Shareholders are deemed to be participants in the Plan unless they specifically elect not to participate. Common Shareholders who elect not to participate in the Plan will receive all distributions of dividends and capital gains in cash paid by check mailed directly to the Common Shareholder by the Trust's dividend disbursing agent.

HOW THE PLAN WORKS

    State Street Bank and Trust Company, as your Plan Agent, serves as agent for the Common Shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gains distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new Common Shares in connection with the Plan. All reinvestments are in full and fractional Common Shares, carried to three decimal places.
    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

All Common Shareholders of the Trust are deemed to be participants in the Plan unless they specifically elect not to participate. You may withdraw from the Plan at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

                             Van Kampen Funds Inc.
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

                  VAN KAMPEN STRATEGIC SECTOR MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH

ROD DAMMEYER

HOWARD J KERR

DENNIS J. MCDONNELL*--Chairman

STEVEN MULLER

THEODORE A. MYERS

DON G. POWELL*

HUGO F. SONNENSCHEIN

WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
President

A. THOMAS SMITH, III*
Vice President and Secretary

JOHN L. SULLIVAN*
Vice President, Treasurer and
Chief Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

TANYA M. LODEN*
Controller

PETER W. HEGEL*
EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

CUSTODIAN AND
TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG LLP
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999 All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Trust could be adversely affected if the computer systems used by the Trust's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Trust's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Trust's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Trust. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Trust may invest that, in turn, may adversely affect the net asset value of the Trust. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Trust's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.